================================================================================

Exhibit 99.1

                        JINAN YINQUAN TECHNOLOGY CO., LTD
                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2005 AND 2004



                                TABLE OF CONTENTS








Report of Independent Registered Public Accounting Firm                     1

Balance Sheets                                                              2

Statements of Income                                                        3

Statements of Cash Flows                                                    4

Statements of Stockholders' Equity                                          5

Notes to Financial Statements                                             6-14

             Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Jinan Yinquan Technology Co., LTD

We have audited the accompanying balance sheets of Jinan Yinquan Technology Co., LTD. (the "Company") as of December 31, 2005 and 2004, and the related statements of income, stockholders' equity, and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004, in conformity with US generally accepted accounting principles.


/s/ Kabani & Company, Inc.

Los Angeles, California
October 2, 2006

                       JINAN YINQUAN TECHNOLOGY CO., LTD.
                                 BALANCE SHEETS
                         AS OF DECEMBER 31 2005 AND 2004

ASSETS                                                                  2005                           2004
------
Current Assets
     Cash and cash equivalents                           $                      492,089    $                 229,701
     Accounts receivable, net                                                   289,463                       93,315
     Inventories                                                                 99,886                       83,578
     Advance to suppliers                                                       108,017                       44,900
     Prepaid expenses and other assets                                          110,972                       37,101
                                                             ---------------------------      -----------------------
          Total Current Assets                                                1,100,427                      488,595

Property & Equipment, net                                                        81,502                       49,194

Intangible Asset, net                                                            40,536                       56,465
                                                             ---------------------------      -----------------------
                                                         $                    1,222,465    $                 594,254
                                                             ===========================      =======================

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Current Liabilities
     Accounts payable                                    $                      118,701    $                  43,813
     Advance from customers                                                      12,765                            -
     Accrued expenses and other current liabilities                             185,044                      105,969
                                                             ---------------------------      -----------------------
          Total Current Liabilities                                             316,510                      149,782

Shareholders' Equity
     Capital stock                                                              414,154                      241,642
     Other comprehensive income                                                  17,051                            9
     Retained earnings                                                          474,750                      202,821
                                                             ---------------------------      -----------------------
          Total Shareholders' Equity                                            905,955                      444,472
                                                             ---------------------------      -----------------------
                                                         $                    1,222,465    $                 594,254
                                                             ===========================      =======================


   The accompanying notes are an integral part of these financial statements.

                       JINAN YINQUAN TECHNOLOGY CO., LTD.
                              STATEMENTS OF INCOME
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                                               2005                  2004
Net sales                                                           $              990,495  $            267,343
Cost of sales                                                                      273,374                89,777
                                                                       --------------------    ------------------
          Gross profit                                                             717,121               177,566
                                                                       --------------------    ------------------
General and administrative
     Selling, general and administrative                                           481,788               128,787
     Depreciation and amortization                                                  23,485                21,496
     Impairments and provision                                                       3,671                14,033
                                                                       --------------------    ------------------
          Total operating expenses                                                 508,944               164,316
                                                                       --------------------    ------------------

          Income from operations                                                   208,177                13,250

Other (income) expenses
     Interest income                                                                   263                    98
     Other income                                                                   63,526               172,413
     Other expenses                                                                    (37)                  (21)
                                                                       --------------------    ------------------
        Total other income                                                          63,752               172,490
                                                                       --------------------    ------------------

     Net income                                                                    271,929               185,740

Other comprehensive item
     Foreign currency translation gain                                              17,042                     9

                                                                       --------------------    ------------------
 Net comprehensive income                                            $             288,971  $            185,749
                                                                       ====================    ==================


   The accompanying notes are an integral part of these financial statements.

                       JINAN YINQUAN TECHNOLOGY CO., LTD.
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED 31 DECEMBER 2005 AND 2004

                                                                                   2005                  2004
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                           $            271,929  $           185,740
     Adjustments to reconcile net income to net cash
     provided by operating activities:
       Depreciation                                                                     23,485               21,496
       Provision on accounts receivable                                                  3,671               14,033
       Changes in operating assets and liabilities:
       (Increase)/decrease in operating assets and liabilities:
       Accounts receivable                                                            (199,819)                  269
       Inventories                                                                     (16,308)              (5,705)
       Advances to suppliers                                                           (63,117)             (38,564)
       Prepaid expenses and other receivables                                          (73,871)             (11,758)
       Accounts payable                                                                 74,888               43,813
       Deferred revenue                                                                 12,765                    -
       Accrued expenses and other current liabilities                                   79,075              (41,802)
                                                                             ------------------    -----------------
     Total Adjustments                                                                (159,231)             (18,218)

                                                                             ------------------    -----------------
      Net cash provided by operating activities                                        112,698              167,522
                                                                             ------------------    -----------------
 CASH FLOWS FROM INVESTING ACTIVITIES
       Purchase of property and equipment                                              (39,864)                    -
                                                                             ------------------    -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds on paid in capital                                                       172,512                    -
                                                                             ------------------    -----------------

     Effect of exchange rate changes on cash and cash equivalents                       17,042                    9

                                                                             ------------------    -----------------
     Net increase in cash and cash equivalents                                         262,388              167,531

     Cash and cash equivalents, beginning balance                                      229,701               62,170

                                                                             ------------------    -----------------
     Cash and cash equivalents, ending balance                                         492,089              229,701
                                                                             ==================    =================

     SUPPLEMENTARY DISCLOSURE:
     -------------------------
     Interest paid                                                        $                  -  $                 -
     Income tax paid                                                      $                  -  $                 -


   The accompanying notes are an integral part of these financial statements.

                       JINAN YINQUAN TECHNOLOGY CO., LTD.
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                  FOR THE YEARS ENDED 31 DECEMBER 2005 AND 2004

                                                                                                    Total
                                         Capital                                                stockholders'
                                         stock          Comprehensive
                                                                               Retained            equity
                                         amount             income             earnings
Balance December 31, 2003          $       241,642   $               -   $          17,081  $          258,723

Foreign currency translation                     -                   9                   -                   9

Net profit                                       -                   -             185,740             185,740
                                       ------------     ---------------     ---------------    ----------------
Balance December 31, 2004                  241,642                   9             202,821             444,472

Contributed capital                        172,512                   -                   -             172,512

Foreign currency translation                     -              17,042                   -              17,042

Net profit                                       -                   -             271,929             271,929

                                       ------------     ---------------     ---------------    ----------------
Balance December 31, 2005          $       414,154   $          17,051   $         474,750  $          905,955
                                       ============     ===============     ===============    ================

   The accompanying notes are an integral part of these financial statements.

                        JINAN QINQUAN TECHNOLOGY CO., LTD
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


       NOTE 1 - ORGANIZATION
                ------------
        Jinan YinQuan Technology Co., Ltd. ("the Company") is established in JiNan in the People's Republic of China ("the PRC"). The Company obtained the business license from State Administration of Industry and Commerce of JiNan on 13 August 2001. The Company's registered office is located in Hi-tech Develop Zone on the city of JiNan. The registered capital is RMB 3,410,000 equivalent to $414,154 approximately.

        The Company's principal activities are developing and sales of computer software and hardware, digital video pictures system; developing and sales of computer network and network audio devices, parts, low value consumables and etc (exclusive of the business not obtained the license). Currently, the Company is focused on the Voice Over Internet Phone ("VOIP") technology related business.

        NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of Presentation
         ---------------------
         The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. Our functional currency is the Chinese Renminbi; however the accompanying financial statements have been translated and presented in United States Dollars ($).

         Foreign Currency Translation
         ----------------------------
         The Company uses the United States dollar ("U.S. dollars") for financial reporting purposes. The Company maintains books and records in their functional currency, being the primary currency of the economic environment in which the operations are conducted. In general, the Company translates the assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of income is translated at average exchange rates during the reporting period. Gain or loss on foreign currency transactions are reflected on the income statement. Gain or loss on financial statement translation from foreign currency are recorded as a separate component in the equity section of the balance sheet, as component of comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income" as a component of shareholders' equity

         Use of Estimates
         ----------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Risks and Uncertainties
         -----------------------

         The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

         Cash and Cash Equivalents
         -------------------------

         Cash  and  cash  equivalents  include  cash  in hand  and  cash in time
         deposits,   certificates   of  deposit  and  all  highly   liquid  debt
         instruments with original maturities of three months or less.

         Accounts Receivable
         -------------------

         The Company maintains reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis.

          Advances to suppliers
          ---------------------

         The Company advances to certain vendors for purchase of its material. The advances to suppliers are interest free and unsecured.

         Inventories
         -----------

         Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down the inventories to their market value, if lower. As of December 31, 2005 and 2004, the management determined that there was no need of reserves for inventories.

         Property and Equipment
         ----------------------

         Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over useful lives of 5 to 10 years. The cost of assets sold or retired and the related amounts of accumulated depreciation are removed from the accounts in the year of disposal. Any resulting gain or loss is reflected in current operations. Assets held under capital leases are recorded at the lesser of the present value of the future minimum lease payments or the fair value of the leased property. Expenditures for maintenance and repairs are charged to operations as incurred.

         Intangible Assets
         -----------------

         The Company evaluates intangible assets for impairment on an annual basis and whenever events or changes in circumstances indicate that the carrying value may not be recoverable from its estimated future cash flows. Recoverability of intangible assets, other long-lived assets and, goodwill is measured by comparing their net book value to the related projected undiscounted cash flows from these assets, considering a number of factors including past operating results, budgets, economic projections, market trends and product development cycles. If the net book value of the asset exceeds the related undiscounted cash flows, the asset is considered impaired, and a second test is performed to measure the amount of impairment loss.

         Impairment of Long-Lived Assets
         -------------------------------

         The Company adopted Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"), which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of APB Opinion No. 30, "Reporting the Results of Operations for a Disposal of a Segment of a Business." The Company periodically evaluates the carrying value of long-lived assets to be held and used in accordance with SFAS 144. SFAS 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of December 31, 2005 and 2004, there were no significant impairments of its long-lived assets used in operations.

         Fair Value of Financial Instruments
         ------------------------------------

         Statement of Financial Accounting Standard No. 107, "Disclosures about Fair Value of Financial Instruments", requires that the Company disclose estimated fair values of financial instruments.

         The Company's financial instruments primarily consist of cash and cash equivalents, accounts receivable, other receivables, advances to suppliers, accounts payable, other payable, tax payable, and related party advances and borrowings.

         As of the balance sheet dates, the estimated fair values of the financial instruments were not materially different from their carrying values as presented on the balance sheet. This is attributed to the short maturities of the instruments and that interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective balance sheet dates

         Revenue Recognition
         -------------------

         Sale of goods

         Revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as advances from customers.

         Rendering of services

         When the provision of services is started and completed within the same accounting year, revenue is recognized at the time of completion of the services.

         When the  provision  of services is started and  completed in different
         accounting  year,   revenue  is  recognized  using  the  percentage  of
         completion method.

         Release of the Assets' Usufruct
         -------------------------------

         The revenue from releasing the usufruct of intangible assets (such as trademark right, patent, franchise, software, copyright, etc.) and other assets, is recognized in accordance with time and method prescribed in the relevant contract or agreement, with the precondition that economic profits involving transaction can be obtained by the company and the amount of revenue can be measured reliably.

         Income Taxes
         -------------

          The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

         The Company is approved as hi-tech software company, the company is completely exempt of income tax for the first 2 years and is 50% exempt of income tax for the next 3 years pursuant to State Tax notice no. [2003] 82.

         Statement of Cash Flows
         -----------------------

         In accordance with Statement of Financial Accounting Standards No. 95, "Statement of Cash Flows," cash flows from the Company's operations is calculated based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

         Segment Reporting
         -----------------

         Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure about Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's financial statements as the Company consists of one reportable business segment. All revenue is from customers in People's Republic of China. All of the Company's assets are located in People's Republic of China.

         Recently Issued Accounting Standards
         -------------------------------------

         In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity based compensation issued to employees. FAS No. 123R is effective beginning in the Company's first quarter of fiscal 2006. Management believes that this statement will not have a significant impact on the financial statement.

         In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principle, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Management believes that this statement will not have a significant impact on the financial statement.

         In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on the Company's financial position or results of operations.

         In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

         In March 2006 FASB issued SFAS 156 `Accounting for Servicing of Financial Assets' this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and
         Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This
         Statement:

1. Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

2. Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

3. Permits an entity to choose `Amortization method' or Fair value measurement method' for each class of separately recognized servicing assets and servicing liabilities:

4.                At  its   initial   adoption,   permits  a  one-time
                  reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

5. Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities.

         An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

         In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

         In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans--an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the overfunded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

        a.       A brief description of the provisions of this Statement

        b.       The date that adoption is required

        c. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.


         The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

       NOTE 3   CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

         The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company's business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

         NOTE 4 ACCOUNTS RECEIVABLE

         Accounts receivable as of December 31, 2005 and 2004 consisted of the following:

                                                         2005              2004
                                                        -----             -----

        Accounts receivables                      $       290,387  $     93,315
        Less: allowance for doubtful accounts                (924)            -
                                              ------------------- --------------
        Net                                       $       289,463  $     93,315
                                              =================== ==============



         NOTE 5 ADVANCES TO SUPPLIERS

         The Company made prepayments to suppliers to purchase inventory. This amount represents the advances paid by the Company to suppliers of $108,017 and $44,900 at December 31, 2005 and 2004 respectively.


         NOTE 6 PREPAID EXPENSES AND OTHER CURRENT ASSETS

         The balances of Company prepaid expenses and other current assets as of December 31, 2005 and 2004 are summarized as follows:

                                                       2005              2004
                                                      -----             -----

        Security deposits                  $           13,070$          11,966
        Due from employee                               1,679              511
        Prepayment                                      7,311            7,128
        Due from executives                            88,912           17,496
                                             ----------------------------------
        Total                              $          110,972$          37,101
                                             ==================================


        Due from executives represent amount due from officer. The amount due are interest free, due on demand and unsecured.

          NOTE 7 PROPERTIES AND EOUIPMENT

         The balances of Company property and equipment as of December 31, 2005 and 2004 are summarized as follows:
                                                         2005             2004
                                                         ----             ----

       Electronic Equipment                   $           5,452  $        4,251
       Vehicles                                          49,656          48,418
       Office Equipment                                   6,242           4,452
       Construction in progress                          35,935               -
                                                  --------------    ------------
                                                         97,285          57,121

       Less: Accumulated depreciation                   -15,783          -7,927
                                                  --------------    ------------
       Property and equipment, net            $         $81,502  $      $49,194
                                                  ==============    ============

         NOTE 8  INTANGIBLE ASSET

         Intangible asset is the two sets of software acquired from third parties in 2003. These sets of software are used for the core technology of the Company's VOIP business. The intangible asset is being amortized over 5 year period. Accumulated amortization at December 31, 2005 and 2004 amounted to $46,327 and $28,232 respectively. The annual amortization for next twenty eight months will be at 17,373 per twelve month.

         NOTE 9   ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

         Accrued expenses and other current liabilities as of December 31, 2005 and 2004 are summarized as follows:


                                                     2005            2004

      Accrued expenses                             $140,963         $39,880
      Accrued staff welfare                           6,497             663
      Security deposits                              22,440          59,747
      Tax payables                                   15,144           5,679

                                               -------------    ------------
      Total                                        $185,044        $105,969
                                               =============    ============



         NOTE 10 COMMITMENTS

         a) Operating Leases

         The Company leases its offices and facilities under long-term, non-cancelable lease agreements expiring at various dates through December 31, 2006. The non-cancelable operating lease agreements provide that the Company pays certain operating expenses applicable to the leased premises according to the Chinese Law.

         The future minimum annual lease payments required under the operating leases are as follows:
        Year Ending December                                 Payments

        2006                                             $     14,870
        2007                                                       -
                                                          -------------

        Total future lease payments                      $     14,870
                                                          =============

         NOTE 11 SHAREHOLDERS' EQUITY

         a) Registered capital and paid in capital:
         The  registered  capital  is  RMB  3,410,000   equivalent  to  $414,154
         approximately.

         The registered and paid in capital of the Company as of December 31, 2005 and 2004 are as follows:



                                             2005                  2004
                                    ==========================================


          Wang Qinghua                     $85,017               $99,680
           Li Kunwu                         85,017                75,515
           Yu Liang                                               12,083
           Xu Yinji                         39,472                18,118
           Li Zhengying                     36,436                12,082
           Gao Yao                          36,436                12,082
           Yan Xinyuan                                            12,082
           Yan Fang                         36,436                     -
           Ping Lixin                       15,182                     -
           Zhang Haiyan                     15,182                     -
           Zhao Furong                      15,182                     -
           Chen Guohua                      14,575                     -
           Yu Ping                          12,145                     -
           Xiong Zhiming                    12,145                     -
           Kong Qingfeng                     3,643                     -
           Liu Bing                          3,643                     -
           Cui Zhenhua                       3,643                     -

        ----------------------------------------------------------------------
        Total                             $414,154              $241,642
                                 ====================  ====================



        NOTE 12 SUBSEQUENT EVENT

         On April 11, 2006 the Company entered into a loan agreement with Ji Nan City Commercial Bank Zhangzhuang Branch, whereby the bank lend RMB 1,000,000 equivalent to $121,000 approximately to the Company. According to the terms, interest is calculated by 6.045% per month, and settled monthly. Loan interest is calculated since the date loan being transferred to the Company. During the loan period, the adjustment of interest rate shall be in accordance with the regulation of People's Bank of China. As to the loan principal, interest and other expenses in the contract, the warrantor of the Company is Jinan Dalu Jidian Co. Ltd., or Jinan Dalu Jidian Co. Ltd which have provided its property as loan guaranty. The loan is due on April 11, 2007.


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